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                        SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported)   July 1, 1995
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                      COMMERCIAL LABOR MANAGEMENT, INC.
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              (Exact Name of Registrant as specified in its Charter)


                                 XL CORP.
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                               (Former name)


                                  NEVADA
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               (State or other jurisdiction of incorporation)



 33-26531-LA                                                    88-241079
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(Commission File Number)                                       I.R.S. Employer
                                                             Identification No.)



          208 Mira Mar Avenue, Suite One, Long Beach, California 90803
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        (Address of Principal Executive Offices)             (Zip Code)

Registrant's telephone number, including area code: (562) 987-5443

                  Exhibit Index is on page 3 of the manually executed copy.

                                      Page 1 of 9 pages
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Item 2.     ACQUISITION OR DISPOSITION OF ASSETS

            Effective July 1, 1995, the Company entered into a Rescission Agreement with Commercial Labor Management, Ltd. pursuant to which the parties rescinded in its entirety the Agreement and Plan of Reorganization entered into by the parties on March 21, 1995. Under the Rescission Agreement, the Company tendered all of the shares of common stock and all of the shares of preferred stock which it owned in Commercial Labor Management, Ltd., representing 100% of the total issued and outstanding stock of Commercial Labor Management, Ltd., to Edward L. Torres, and in exchange therefore, Mr. Torres tendered 1,928,330 shares of the common stock of the Company which he owned for cancellation. As a result, the Company has no further ownership interest in Commercial Labor Management, Ltd., and has redeemed and cancelled all of the shares of its common stock which it issued to acquire Commercial Labor Management, Ltd. as a wholly owned subsidiary.

Item 4.     RESIGNATION OF DIRECTORS

            Effective July 30, 1995, Edward L. Torres became the President, Chief Financial Officer and Chairman of the Board of Directors of the Company. Mr. Torres had been the President of the Company from March 21, 1995 until June 1, 1995, when Mark French was appointed President. Mark French, who is an existing director of the Company, resigned as President and became the Secretary of the Company on July 30, 1995. All other directors of the Company resigned. There was no dispute between the resigning directors and the existing and new directors.

            Edward L. Torres has been engaged in the employee leasing and payroll management business for the past five years, primarily as a manager and marketing consultant. Mr. Torres was the President and principal shareholder of Commercial Labor Management, Ltd. from its inception in 1992 until July 30, 1995, when Commercial Labor Management, Ltd. ceased conducting business. Since July 30, 1995, Mr. Torres has been the President and Chairman of the Board of the Company, and an independent marketing consultant for various employee leasing businesses. Mr. Torres has a Bachelors in Business Administration from South Bay University.

            Mark French has been a director of the Company since March 21, 1995. For the past five years, Mr. French has been an independent financial consultant to different companies seeking to raise capital. From 1990 to 1994, Mr. French was a registered representative with the National Association of Securities Dealers, Inc. holding Series 7, 62 and 63 securities licenses. During that period he held positions with Chatfield Dean & Associates and Financial West Group. In London where he began his career, Mr. French held the position of institutional options and bond trader with Barclays De Zoete Wedd.

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS (a)(b)

            The required financial statements were filed with the Registrant's Form 10-Q for the quarter ended September 30, 1995.

            (c)   Exhibits

                  2. Plan of acquisition, reorganization, arrangement, liquidation or succession.

                       2.1 Rescission Agreement, dated July 1, 1995, between Registrant and Commercial Labor Management, Ltd.

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                                  SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:       July 1, 1995                      COMMERCIAL LABOR MANAGEMENT, INC.


                                              By: /s/ Edward L. Torres
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                                                      Edward L. Torres
                                                      President and Chief
                                                      Financial Officer